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                            AGREEMENT FOR ASSUMPTION

                          AND ALLOCATION OF LIABILITIES


      THIS AGREEMENT is made by and among the parties identified herein with reference to the following facts:

                                    RECITALS

A. ____________________, a Delaware limited partnership (the "Partnership") owns and manages certain real property.

B.   _____________, ____________, and _________________ are the limited partners of the Partnership, and Mission West Properties, a California corporation (the "Company"), is the general partner of the Partnership.

C. The Partnership is the successor to ________________, a ___________ limited partnership, and is governed by the provisions of the Amended and Restated Agreement of Limited Partnership of Mission West Properties, L.P. III dated as of July 1, 1998, which has revised and restated the limited partnership agreement of ______________ (the "Partnership Agreement").

D. The Partnership has certain liabilities for debt arising from loans to the Partnership, some of which are secured by real property of the Partnership and others of which are unsecured.

E. The terms of the Partnership Agreement require the limited partners and the general partner to make-up the amount of any capital account deficit resulting upon liquidation and winding up of the Partnership under certain circumstances ("Deficit Make-Up Provision").

F. The terms of the Partnership Agreement provide the manner in which liability for debt for "nonrecourse debts" (as defined therein) of the Partnership is to be shared among the partners for income tax purposes.

G. As of July 1, 1998, the Partnership has principal indebtedness of approximately $___________, under a secured loan from _________, and ___________ jointly [or other entity], which they made from funds borrowed from Wells Fargo Bank N.A. (the "Lender"), and for which they are personally liable (the "Recourse Loan").

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H.   The partners in the Partnership (individually, each an "Assuming Party" and collectively the "Assuming Parties") desire to establish among themselves their respective responsibilities for payment of any liability of the Partnership under any loans to the Partnership if the Partnership fails to pay them, and to release all other partners of any ultimate liability therefor that such partners might otherwise have under the terms of such loan, the Partnership Agreement or applicable law.


                                    AGREEMENT

NOW, THEREFORE, in order to formalize the understanding of the Assuming Parties, to establish the amount of the Partnership's debt obligations assumed by each Assuming Party, to relieve the General Partner from its existing primary liability for the Recourse Loan, to declare the Assuming Parties' respective shares of nonrecourse debts of the Partnership, and to amend the Partnership Agreement as provided herein, the parties agree as follows:

1.    ASSUMPTION OF LIABILITY.

(a) By execution of this Agreement, each Assuming Party hereby unconditionally assumes personal liability, without right of contribution from the General Partner or any other Assuming Party, to pay pursuant to the terms of the Recourse Loan, whose terms are incorporated herein by this reference, or any successor credit agreement, the percentage of the sum of Recourse Loan principal now or existing hereafter and all interest thereon as set forth next to their names solely in the event the Partnership fails to pay all principal and interest due under the terms of the Recourse Loan and only after all cash and other assets of the Partnership have been used to satisfy the liabilities of the Partnership including such loan:

                                         PERCENTAGE OF
                    PARTNERS         RECOURSE LOAN ASSUMED
                 The Company                    0%

                 ______________               ___%

                 ______________               ___%

                 ______________               ___%

(b) An Assuming Party shall not be liable to the Partnership or any other Assuming Party for any more of the unpaid balance of the Recourse Loan than his or its percentage share provided in Paragraph 1(a). Each Assuming Party shall share liability for nonrecourse debts of the Partnership for income tax purposes in the manner provided in the Partnership Agreement. No Assuming Party shall have any obligation under a Deficit Make-Up Provision of the Partnership Agreement if that will result in the Assuming Party's bearing a greater share of the Recourse Loan or the nonrecourse debts of the Partnership than is provided by this Agreement.

(c)  Payments of the Recourse Loan made by the Partnership (and not by any

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Assuming Party personally) shall be credited pro rata against the amounts assumed by the Assuming Parties under Paragraph 1(a).

2. DIRECTION TO PAY LENDER. If required by the Lender, each Assuming Party agrees to remit to the Lender, or to the Partnership, all amounts payable by such Party by reason of this Agreement, and each Assuming Party hereby authorizes and directs the Partnership and the Company to pay over such amounts to the Lender. Each Assuming Party further agrees that the Partnership may pay directly to the Lender from its funds any amounts due to such Party from the Partnership up to the amount the Assuming Party is obligated to pay the Lender by reason of this Agreement, if the Assuming Party defaults in any payment obligation assumed by and allocated to the Assuming Party under this Agreement. The Assuming Parties hereby authorize and direct the Company to make such payments on behalf of the Partnership.

3. INDEMNIFICATION. Each Assuming Party hereby agrees to indemnify and hold harmless every other partner in the Partnership against any and all liability, costs, damages, attorneys' fees and other expenses that any such other partners may incur with respect to the Recourse Loan from any failure by the Assuming Party to satisfy its proportionate liability for such indebtedness as provided in Paragraph 1.

4. ACCOUNTING. The Company shall maintain books and records setting forth the amount of the liabilities assumed under this Agreement and the amounts applied by the Company pursuant to the direction and authorization in Paragraph 2, hereof, to the reduction of such liabilities, including any amounts paid by the Company or the Partnership to the Lender upon any default in payment by any Assuming Party. The Company shall provide to an Assuming Party a statement of any change in the amount of any such liability upon request by the Assuming Party.

5. DEFAULT. An Assuming Party shall be in default under this Agreement in the event: (i) he or it fails to pay when due any amount he or it is required to pay under the Recourse Loan by reason of this Agreement; (ii) he or it fails to satisfy any condition or to honor and perform any covenant set forth in Paragraphs 1, 2, or 3 above; or (iii) he or it fails to pay when due any amount he or it owes to the Lender hereunder. In the event of such default:

(a) All amounts owed by the defaulting Assuming Party under the Recourse Loan by reason of this Agreement will become due and payable in full immediately;

(b) The Lender shall have all rights and remedies set forth herein, and as otherwise provided by law to collect all amounts due and payable by such defaulting Assuming Party. The Lender shall have the right to enforce one or more of such remedies, successively or concurrently, and any action to enforce the same shall not bar the Lender from pursuing any further remedy which it may have hereunder or otherwise as provided by law, including, without limitation, the absolute right on the part of the Lender to commence an action against a defaulting Assuming Party for a judgment in the amount of all sums due and collectible from such Assuming Party under this Agreement; and

(c) This Agreement and the obligations and rights of the Assuming Party hereunder are further subject to all remedies and rights of enforcement of the Lender under the Recourse Loan solely to the extent of an Assuming Party's liabilities thereunder by reason of this Agreement.

6. GOVERNING LAW. This Agreement is governed by and construed under the laws of

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the State of California without regard to any principles governing conflicts of laws.

7. AGREEMENT FOR THE BENEFIT OF THE LENDER. Each Assuming Party agrees that this Agreement is made for the benefit of the Lender. After execution of this Agreement it shall be delivered to the Lender upon the Lender's request, and the Lender shall be entitled to proceed against an Assuming Party under this Agreement as if the Assuming Party had made and issued his or its personal note directly to the Lender in an amount equal to his or its total obligations hereunder.

8. NOTICES. All notices and information to be submitted to an Assuming Party shall be sent to him or it at 10050 Bandley Drive, Cupertino, California 95014.

9. COUNTERPARTS. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement which shall be binding on all the parties hereto.

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      IN WITNESS WHEREOF, the Assuming Parties, the Company and the Partnership
have executed this Agreement as of July 1, 1998.

MISSION WEST PROPERTIES
                               -----------------------------

By:                             By:  Mission West Properties
Its:  President                 Its:  General Partner


                               By:
                               Its:  President


                                ---------------------



                                ---------------------



                                ---------------------

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                   LENDER'S ACKNOWLEDGMENT OF RECEIPT

      Receipt of the attached Agreement for Assumption and Allocation of Liabilities is hereby acknowledged as of July 1, 1998 for all purposes.


                                    (Insert name of lender)

                                       By:

                                      Its: